UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                 ______________

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 21, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-52782                90-0335743
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


          20333 STATE HIGHWAY 249, SUITE 200
                    HOUSTON, TEXAS                              77070
       ________________________________________               __________
       (Address of principal executive offices)               (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 7. REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

In accordance with the press release dated September 21, 2009 (the "Press Release") disseminated by Mainland Resources, Inc., a Nevada corporation (the "Company"), regarding placement of a second shale well into production on the Company's DeSoto Parish, Louisiana property, the Company discloses herein by attaching the Press Release


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    99.1 Mainland Resources Inc. Press Release dated September 21, 2009.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MAINLAND RESOURCES, INC.


DATE: September 21, 2009

                            /s/ MICHAEL J. NEWPORT
                            ________________________________________
                            Name: Michael J. Newport
                            Title: President/Chief Executive Officer


                                   __________


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